UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 15, 2025

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

Nevada	001-42388	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10557 Jefferson Blvd, Los Angeles, CA 90232

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TZUP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 15, 2025, the Board of Directors (the “Board”) of Thumzup Media Corporation (the “Company”) unanimously approved the extension of the open trading window pursuant to which the Company may repurchase shares of its common stock, par value $0.001 per share, on the open market to September 30, 2025. Additionally, the Board has unanimously approved the extension of any future open trading windows through the last day of the end of each fiscal quarter if the Company elects to extend such window.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 19, 2025	THUMZUP MEDIA CORPORATION

	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer (Principal Executive Officer)